KNIFE RIVER CORPORATION LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN PERFORMANCE STOCK UNIT AWARD AGREEMENT XXXXXX {Participant Name} In accordance with the terms of the Knife River Corporation Long-Term Performance-Based Incentive Plan (the “Plan”), pursuant to action of the Compensation Committee of the Board of Directors of Knife River Corporation (the “Committee”), Knife River Corporation (the “Company”) hereby grants to you (the “Participant”) this award (the “Award”) of Performance Stock Units (“PSUs”), with each PSU corresponding to one Share, subject to the terms and conditions set forth in this Award Agreement (including Annexes A, B and C hereto and all documents incorporated herein by reference), as set forth below: Target Award: {No. of Shares} PSUs (the “Target Award”) Performance Period: XXXXXX through XXXXXX (the “Performance Period”) Date of Grant: XXXXXX Dividend Equivalents: Yes THESE PSUS ARE SUBJECT TO FORFEITURE AS PROVIDED HEREIN. THIS AWARD AND AMOUNTS RECEIVED IN CONNECTION WITH THIS AWARD ARE ALSO SUBJECT TO FORFEITURE, RECAPTURE OR OTHER ACTION IN THE EVENT OF AN ACCOUNTING RESTATEMENT, AS PROVIDED IN THE PLAN AND THE COMPANY’S INCENTIVE COMPENSATION RECOVERY POLICY. Further terms and conditions of the Award are set forth in Annexes A and B hereto, which are integral parts of this Award Agreement. Subject to the terms of the Plan, decisions and interpretations of the Committee are binding, conclusive and final upon any questions arising under the Award Agreement or the Plan. You must accept this Award Agreement by logging onto your account with Fidelity Investments and accepting this Award Agreement. If you fail to do so, the Award will be null and void. By accepting this Award, you agree to be bound by all of the provisions set forth in this Award Agreement, and the Plan. Attachments: Annex A: Performance Stock Unit Award Agreement Annex B: Performance Goals Annex C: Peer Group

1 ANNEX A TO KNIFE RIVER CORPORATION LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN PERFORMANCE STOCK UNIT AWARD AGREEMENT It is understood and agreed that the Award of PSUs evidenced by the Award Agreement to which this is annexed is subject to the following additional terms and conditions. 1. Nature of Award. The Target Award represents the opportunity to receive shares of Company common stock, $0.01 par value ("Shares") and Dividend Equivalents on such Shares. The number of Shares that may be earned under this Award shall be determined pursuant to Annex B hereof. The amount of Dividend Equivalents that may be earned under this Award shall be determined pursuant to Section 4 hereof. Except for Dividend Equivalents, which are paid in cash, Awards will be paid in Shares. 2. Vesting Conditions. Vesting of the PSUs is contingent on the achievement of the performance measures as described in Annex B. Vesting of earned PSUs is also contingent on the Participant remaining continuously employed by the Company and/or an entity controlled by, controlling or under common control with the Company, including a Subsidiary (an “Affiliate”) through the last day of the Performance Period (the “Vesting Date”). 3. Issuance of Shares and Mandatory Holding Period. Subject to any restrictions on distributions of Shares under the Plan, and subject to Section 4 of this Annex A, the Shares that become earned and vested under the Award, if any, shall be issued to the Participant as soon as practicable, and in no event later than 74 days, following the earliest to occur of: (a) the end of the Performance Period, (b) the Participant’s termination of employment within two years following a Change in Control, (c) the Participant’s death, (d) the Participant’s Disability, and (e) the date the Award becomes vested pursuant to Section 6(a); provided that, to the extent the earned and vested PSUs constitute nonqualified deferred compensation subject to Section 409A of the Code and are not permitted to be settled pursuant to the forgoing sentence without triggering a tax or penalty under Section 409A of the Code, such settlement shall instead be made at the earliest time that will not trigger a tax or penalty under Section 409A of the Code. Executives are required to own Shares at designated multiples of their base salary. If a Participant has not achieved an applicable stock ownership requirement, the Participant shall hold the net after-tax Shares received under this Award until the requirement is met. 4. Dividend Equivalents. Dividend Equivalents shall be earned with respect to any Shares issued to the Participant pursuant to this Award. The amount of Dividend Equivalents earned shall be equal to the total dividends declared on a Share for stockholders of record between the Date of Grant of this Award and the last day of the Performance Period, multiplied by the number of Shares issued to the Participant pursuant to the Award Agreement. Any Dividend Equivalents earned shall be paid in cash to the Participant when the Shares to which they relate are issued or as soon as practicable thereafter, but no later than the next March 10 following the close of the Performance Period. If the Award is forfeited or if no Shares are issued, no Dividend Equivalents shall be paid.

2 5. Termination of Employment. The following provisions shall apply in the event of the Participant’s termination of employment prior to the Vesting Date: (a) Qualifying Termination. If the Participant experiences a Qualifying Termination, any unvested PSUs (including the related Dividend Equivalents) outstanding as of immediately prior to the Qualifying Termination, after giving effect to the provisions of Annex B, shall vest in full immediately upon the date of such Qualifying Termination. (b) Termination Due to Retirement. Upon the Participant’s Retirement that does not also constitute a Qualifying Termination (i) during the first year of the Performance Period, all PSUs (and related Dividend Equivalents) shall be forfeited; (ii) during the second year of the Performance Period, determination of the Total Payout Percentage for the Performance Period will be made by the Committee in accordance with Annex B, and Shares (and related Dividend Equivalents) earned, if any, will vest on the Vesting Date based on the Total Payout Percentage, prorated for the number of full months elapsed from and including the month in which the Performance Period began to and including the month in which the termination of employment occurs divided by the total number of months in the Performance Period; and (iii) during the third year of the Performance Period, determination of the Total Payout Percentage for the Performance Period will be made by the Committee in accordance with Annex B, and Shares (and related Dividend Equivalents) earned, if any, will vest on the Vesting Date based on the Total Payout Percentage without prorating; provided that if such Retirement occurs within two years after the Change in Control, then the applicable portion of the PSUs (if any) that become vested pursuant to this Section 5(b) will immediately vest upon such Retirement. (c) Death or Disability. Upon the Participant’s death or Disability, a portion of the PSUs subject to the Award will vest immediately upon the occurrence of such event, with such portion equal to the total number of PSUs subject to the Target Award (and if the Participant’s death or Disability occurs within two years after a Change in Control, the total number of PSUs as determined under the applicable provisions in the Annex B), prorated for the number of full months elapsed from and including the month in which the Performance Period began to and including the month in which the Participant’s death or Disability occurs divided by the total number of months in the Performance Period. (d) Other Termination. Upon the Participant’s termination of employment due to reason other than as described in Sections 5(a)-(c), any unvested PSUs will be forfeited with no consideration. (e) For purposes of the Award Agreement, “Cause” means, if the Participant is also a participant in the Company’s Change in Control Severance Plan, the definition set forth in such plan, and otherwise (a) the Participant’s fraud or dishonesty that has resulted, or is likely to result, in material economic damage to the Company or a Subsidiary, or (b) the Participant’s willful nonfeasance if such nonfeasance is not cured within ten days of written notice from the Company or a Subsidiary, in each case as determined in good faith by a vote of at least two-thirds of the non-employee members of the Board at a meeting of the Board at which the Participant is provided an opportunity to be heard. “Disability” means permanent and total disability as determined under the Company’s long-term

3 disability insurance program applicable to the Participant; provided, however, to the extent necessary to avoid tax penalties under Section 409A of the Code, “Disability” means “disability” as defined in Section 409A(a)(2)(C) of the Code. “Good Reason” means, if the Participant is also a participant in the Company’s Change in Control Severance Plan, the definition set forth in such plan, and otherwise the occurrence of any of the following without such Participant’s prior written consent: (a) A reduction of the Participant’s annual base salary, target annual incentive, or target annual long- term incentive opportunity, in each case, from that in effect immediately prior to the Change in Control, or if higher, that in effect at any time thereafter; (b) A relocation of the Participant’s primary place of employment by more than 50 miles; or (c) Any material reduction in the Participant’s titles, authority, reporting relationship, duties or responsibilities. In order to invoke a termination for Good Reason, the Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (a) through (c) within 90 days after the Participant first becomes aware of the existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s termination of employment must occur, if at all, within 30 days from the earlier of (i) the end of the Cure Period, or (ii) the date the Company provides written notice to the Participant that it does not intend to cure such condition. The Participant’s mental or physical incapacity following the occurrence of an event described above in clauses (a) through (c) shall not affect the Participant’s ability to terminate employment for Good Reason and the Participant’s death following delivery of a notice of termination for Good Reason shall not affect his or her estate’s entitlement to the severance payments and benefits provided hereunder upon a termination of employment for Good Reason. “Qualifying Termination” means a termination of the Participant’s employment during the two- year period beginning on and including the date of a Change in Control, by the Participant for Good Reason or by the Company other than for Cause. Termination of employment due to the Participant’s death or Disability shall not constitute a Qualifying Termination. “Retirement” means a termination of the Participant’s employment by the Company without Cause or due to the Participant’s resignation, in each case, after the Participant has reached age 55 and completed 10 Years of Service. "Years of Service" shall mean each period of 12 full calendar months that a Participant is employed by the Company and/or an Affiliate. 6. Impact of Change in Control. Upon the occurrence of a Change in Control, after giving effect to the provisions of Annex B: (a) The outstanding Award shall vest in full, except that such vesting shall not apply to the extent that another award meeting the requirements of Section 6(b) (any award meeting the requirements

4 of Section 6(b), a “Replacement Award”) is provided to the Participant to replace such Award (the award intended to be replaced by a Replacement Award (after giving effect to the provisions of Annex B), a “Replaced Award”). (b) Replacement Awards. An award shall meet the conditions of this Section 6(b) (and therefore qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion; (iii) it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains terms relating to time-based vesting (including with respect to a termination of employment) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 6(b) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. (c) Adjustment Provisions. In the event of Change in Control, the Committee may determine that (i) to the extent that the Award becomes vested pursuant to Section 6(a), it may be cancelled in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of the Award, as determined by the Committee in its sole discretion; or (ii) the Award may be replaced with a Replacement Award in accordance with Section 6(b). 7. Tax Withholding. Pursuant to Article 14 of the Plan, the Committee has the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes (including the Participant's FICA obligations) required by law to be withheld with respect to the Award and Dividend Equivalents. The Committee may condition the delivery of Shares upon the Participant's satisfaction of such withholding obligations. The withholding requirement for Shares will be satisfied by the Company withholding Shares having a Fair Market Value equal to federal income tax withholding obligations using an IRS accepted methodology plus additional amounts for state and local tax purposes, as applicable, including payroll taxes, that are applicable to such supplemental taxable income but with rates not to exceed the maximum effective statutory rates, unless the Participant elects, in a manner satisfactory to the Committee, to remit an amount to satisfy the withholding requirement subject to such restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Such election must be made before, and is irrevocable after, December 15 of the last year of the Performance Period, and cannot be made or revoked while the Participant possesses information that will be material nonpublic information at the time the Shares are issued such that the Participant would be prohibited from trading on the Company’s stock under the Company's Insider Trading Policy. 8. Ratification of Actions. By accepting the Award or other benefit under the Plan, the Participant and each person claiming under or through him or her shall be conclusively deemed to have indicated the Participant's acceptance and ratification of, and consent to, any action taken under the Plan or the Award by the Company, its Board of Directors, or the Committee.

5 9. Notices. Any notice hereunder to the Company shall be addressed to its office, 1150 West Century Avenue, Bismarck, North Dakota 58503; Attention: Chief Legal Officer, and any notice hereunder to the Participant shall be addressed to him or her at the address specified on the Award Agreement, subject to the right of either party to designate at any time hereafter in writing some other address. 10. Definitions. Capitalized terms not otherwise defined herein or in the Award Agreement shall have the meanings given them in the Plan. 11. Section 409A. This Agreement and the PSUs granted hereunder are intended to comply with the requirements of Section 409A or an exemption or exclusion therefrom, and, with respect to PSUs that are subject to Section 409A, the Plan and this Agreement shall be interpreted and administered in all respects in accordance with Section 409A (including with respect to the application of any defined terms to PSUs that constitute nonqualified deferred compensation, which defined terms shall be interpreted to have the meaning required by Section 409A to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A). Each payment (including the delivery of Shares) under this Award that constitutes nonqualified deferred compensation subject to Section 409A shall be treated as a separate payment for purposes of Section 409A. In no event may the Participant, directly or indirectly, designate the calendar year of any payment to be made under this Agreement that constitutes nonqualified deferred compensation subject to Section 409A. Notwithstanding any other provision of this Agreement to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company as in effect on the date of the Participant’s separation from service within the meaning of Section 409A (“Separation from Service”)), amounts that constitute nonqualified deferred compensation within the meaning of Section 409A that would otherwise be payable by reason of the Participant’s Separation from Service during the six- month period immediately following such Separation from Service shall instead be paid or provided on the first business day following the date that is six (6) months following the Participant’s Separation from Service 12. Governing Law and Severability. To the extent not preempted by federal law, the Award Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions. In the event any provision of the Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Award Agreement, and the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. 13. No Rights to Continued Employment. The Award Agreement is not a contract of employment. Nothing in the Plan or in the Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Participant's employment at any time, for any reason or no reason, or confer upon the Participant the right to continue in the employ of the Company or a Subsidiary.

ANNEX B PERFORMANCE GOALS

ANNEX C TO KNIFE RIVER CORPORATION LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN PERFORMANCE STOCK UNIT AWARD AGREEMENT PEER GROUP COMPANIES